Exhibit 99.4
STOCK OPTION AGREEMENT
(Nonstatutory Stock Option — 2005 Long-Term Incentive Plan)
     This STOCK OPTION AGREEMENT (this “AGREEMENT”) is made to be effective as of ___, 200___(the “GRANT DATE”), by and between Abercrombie & Fitch Co., a Delaware corporation (the “COMPANY”), and ___(the “OPTIONEE”).
WITNESSETH:
     WHEREAS, pursuant to the provisions of the 2005 Long-Term Incentive Plan of the COMPANY (the “PLAN”), the Compensation Committee (the “COMMITTEE”) of the Board of Directors of the COMPANY (the “BOARD”) administers the PLAN; and
     WHEREAS, the COMMITTEE has determined that an option to purchase ___________ (________) shares of Class A Common Stock, $0.01 par value (the “SHARES”), of the COMPANY should be granted to the OPTIONEE upon the terms and conditions set forth in this AGREEMENT;
     NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:
     1. Grant of OPTION. Pursuant to, and subject to, the terms and conditions set forth in this AGREEMENT and in the PLAN, the COMPANY hereby grants to the OPTIONEE an option (the “OPTION”) to purchase ___________ (_______) SHARES of the COMPANY (subject to adjustment as provided in Section 11(c) of the PLAN). The OPTION is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “CODE”).
     2. Terms and Conditions of the OPTION.
          (A) OPTION PRICE. The purchase price (the “OPTION PRICE”) to be paid by the OPTIONEE to the COMPANY upon the exercise of the OPTION shall be $____ per share, which is the per share opening price of the SHARES of the COMPANY as reported on the New York Stock Exchange on the GRANT DATE (subject to adjustment as provided in Section 11(c) of the PLAN).
          (B) Exercise of the OPTION. Except as provided under Sections 3 and 5 of this AGREEMENT, no portion of the OPTION may be exercised until the first anniversary of the GRANT DATE, provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on such date. Thereafter, except as otherwise provided in this AGREEMENT, the OPTION may be exercised as follows:
               (i) at any time after the first anniversary of the GRANT DATE, as to ____% of the SHARES subject to the OPTION (subject to adjustment as provided in Section 11(c) of the PLAN), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on such date;

               (ii) at any time after the second anniversary of the GRANT DATE, as to an additional ____% of the SHARES subject to the OPTION (subject to adjustment as provided in Section 11(c) of the PLAN), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on such date;
               (iii) at any time after the third anniversary of the GRANT DATE, as to an additional ____% of the SHARES subject to the OPTION (subject to adjustment as provided in Section 11(c) of the PLAN), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on such date; and
               (iv) at any time after the fourth anniversary of the GRANT DATE, as to an additional ____% of the SHARES subject to the OPTION (subject to adjustment as provided in Section 11(c) of the PLAN), provided that the OPTIONEE is employed by the COMPANY or a subsidiary of the COMPANY on such date.
     Subject to the other provisions of this AGREEMENT, including Section 5, if the OPTION becomes vested and exercisable as to certain SHARES, it shall remain exercisable as to those SHARES until the date of expiration of the OPTION term. The COMMITTEE may, but shall not be required to (unless otherwise provided in this AGREEMENT), accelerate the vesting and exercisability of the OPTION.
     The grant of the OPTION shall not confer upon the OPTIONEE any right to continue in the employment of the COMPANY or any of its subsidiaries or interfere with or limit in any way the right of the COMPANY or any of its subsidiaries to modify the terms of or terminate the employment of the OPTIONEE at any time in accordance with applicable law and the COMPANY’s or the subsidiary’s governing corporate documents.
          (C) OPTION Term. The OPTION shall in no event be exercisable after the expiration of ten years from the GRANT DATE and shall expire on such date.
          (D) Method of Exercise. The OPTION may be exercised by giving written or electronic notice of exercise to the COMMITTEE, in care of the Human Resources Department of the COMPANY, or such third-party administrator as the Human Resources Department may from time to time designate, stating the number of SHARES subject to the OPTION in respect of which the OPTION is being exercised. Payment for all such SHARES shall be made to the COMPANY at the time the OPTION is exercised or pursuant to a cashless exercise procedure satisfactory to the COMPANY in United States dollars in cash (including certified check). Payment for such SHARES may also be made (i) by tender of SHARES of the COMPANY already owned by the OPTIONEE for at least six months (either by actual delivery of the already-owned SHARES or by attestation) and having a fair market value (based on the opening sale price of the SHARES as reported on the New York Stock Exchange or, if the SHARES are not traded on the New York Stock Exchange, “fair market value” as defined in the PLAN) on the date of tender equal to the OPTION PRICE or (ii) by a combination of the delivery of cash and the tender of already-owned SHARES. After payment in full for the SHARES purchased under the OPTION has been made, the COMPANY shall take all such actions as are necessary to deliver an appropriate certificate or other evidence of ownership representing the SHARES purchased upon the exercise of the OPTION as promptly thereafter as is reasonably practicable.
          (E) Tax Withholding. The COMPANY shall have the right to require the OPTIONEE to remit to the COMPANY an amount sufficient to satisfy any applicable federal, state and local tax withholding requirements in respect of the exercise of the OPTION. These tax withholding requirements may be satisfied in one of several ways, including:
               (i) The OPTIONEE may give the COMPANY cash equal to the amount required to be withheld or tender SHARES of the COMPANY already owned by the OPTIONEE for at least six months by actual delivery of the already-owned SHARES and having a fair market value (based on the opening sale price of the SHARES as reported on the New York Stock Exchange or, if the SHARES are not traded on the New York Stock Exchange, “fair market value” as defined in the PLAN) on the exercise date equal to the amount required to be withheld; or
               (ii) The COMPANY may withhold SHARES otherwise issuable upon exercise of the OPTION having a fair market value (based on the opening sale price of the SHARES as reported on the New York Stock Exchange or, if the SHARES are not traded on the New York Stock Exchange, “fair market value” as defined in the PLAN) on the exercise date equal to the amount required to be withheld (but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal and local income, employment and wage tax laws).
     3. Change of Control. Unless the BOARD or COMMITTEE provides otherwise prior to a “Change of Control” (as such term is defined in the PLAN), upon a Change of Control, Section 9 of the PLAN shall govern the treatment of the OPTION.
     4. Non-Transferability of OPTION. The OPTION may not be transferred, assigned, pledged or hypothecated (whether by operation of law or otherwise) by the OPTIONEE, except as provided by will or by the applicable laws of descent and distribution, and the OPTION shall not be subject to execution, attachment or similar process.
     5. Exercise After Termination of Employment.
          (A) Except as the COMMITTEE may at any time provide, if the employment of the OPTIONEE with the COMPANY and its subsidiaries is terminated for any reason other than death or “total disability” (as defined below), the OPTION may be exercised (to the extent that the OPTIONEE was entitled to do so on the date of the termination of the OPTIONEE’s employment) at any time within three months after such termination of employment, subject to the provisions of Section 2(C) of this AGREEMENT, and shall then expire. To the extent the OPTIONEE was not entitled to exercise the OPTION on the date of termination of the OPTIONEE’s employment, such portion of the OPTION shall expire on the date of such termination.
          (B) If the OPTIONEE becomes totally disabled, the OPTION shall become immediately vested and exercisable in full, and the OPTION may be exercised at any time during the first twelve (12) months that the OPTIONEE receives benefits under the Abercrombie & Fitch Co. Long-Term Disability Program, or any successor program, subject to the provisions of Section 2(C) of this AGREEMENT, and shall then expire.
          (C) If the OPTIONEE dies while employed by the COMPANY or one of its subsidiaries, the OPTION shall become immediately vested and exercisable in full by the OPTIONEE’s estate or by the person who acquires the right to exercise the OPTION upon the OPTIONEE’s death by bequest or inheritance. The OPTION may be exercised at any time within one year after the date of the OPTIONEE’s death, or such other period as the COMMITTEE may at any time provide, subject to the provisions of Section 2(C) of this AGREEMENT, and shall then expire.
          (D) For purposes of this AGREEMENT, “total disability” shall have the definition set forth in the Abercrombie & Fitch Co. Long-Term Disability Program, which definition is incorporated herein by reference.
     6. Forfeiture of OPTION.
          (A) The OPTION shall be subject to the following additional forfeiture conditions, to which the OPTIONEE, by accepting the OPTION, agrees. If any of the events specified in Section 6(B)(i), (ii), or (iii) occurs (a “FORFEITURE EVENT”), the following forfeiture will result:
               (i) The unexercised portion of the OPTION held by the OPTIONEE, whether or not vested, will be immediately forfeited and canceled upon the occurrence of the FORFEITURE EVENT; and
               (ii) The OPTIONEE will be obligated to repay to the Company, in cash, within five business days after demand is made therefor by the Company, the total amount of “AWARD GAIN” (as defined below) realized by the OPTIONEE upon each exercise of the OPTION that occurred on or after (I) the date that is six months prior to the occurrence of the FORFEITURE EVENT, if the FORFEITURE EVENT occurred while the OPTIONEE was employed by the COMPANY or a subsidiary or affiliate, or (II) the date that is six months prior to the date the OPTIONEE’s employment by the COMPANY or a subsidiary or affiliate terminated, if the FORFEITURE EVENT occurred after the OPTIONEE ceased to be so employed. For purposes of this Section, the term “AWARD GAIN” shall mean, in respect of a given OPTION exercise, the product of (x) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (y) the number of shares as to which the OPTION was exercised at that date.
          (B) The forfeitures specified in Section 6(A) will be triggered upon the occurrence of any one of the following FORFEITURE EVENTS at any time during OPTIONEE’s employment by the COMPANY or a subsidiary or affiliate, or during the one-year period following termination of such employment:
               (i) OPTIONEE, acting alone or with others, directly or indirectly, (I) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless OPTIONEE’s interest is insubstantial, in any business in an area or region in which the COMPANY conducts business at the date the event occurs, which is directly in competition with a business then conducted by the COMPANY or a subsidiary or affiliate; (II) induces any customer or supplier of the COMPANY or a subsidiary or affiliate, with which the COMPANY or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the COMPANY or any subsidiary or affiliate; or (III) induces, or attempts to influence, any employee of or service provider to the COMPANY or a subsidiary or affiliate to terminate such employment or service. The COMMITTEE shall, in its discretion, determine which lines of business the COMPANY conducts on any particular date and which third parties may reasonably be deemed to be in competition with the COMPANY. For purposes of this Section 6(B)(i), OPTIONEE’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and OPTIONEE’s interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the COMMITTEE in its discretion, of less than five percent of the outstanding equity of the entity;
               (ii) OPTIONEE discloses, uses, sells, or otherwise transfers, except in the course of employment with or other service to the COMPANY or any subsidiary or affiliate, any confidential or proprietary information of the COMPANY or any subsidiary or affiliate, including but not limited to information regarding the COMPANY’s current and potential customers, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain (other than by OPTIONEE’s breach of this provision), except as required by law or pursuant to legal process, or OPTIONEE makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the COMPANY or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process; or
               (iii) OPTIONEE fails to cooperate with the COMPANY or any subsidiary or affiliate in any way, including, without limitation, by making himself or herself available to testify on behalf of the COMPANY or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the COMPANY or any subsidiary or affiliate in any way, including, without limitation, in connection with any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the COMPANY or such subsidiary or affiliate, as reasonably requested.
          (C) Despite the conditions set forth in this Section 6, an OPTIONEE is not hereby prohibited from engaging in any activity, including but not limited to competition with the COMPANY and its subsidiaries and affiliates. Rather, the non-occurrence of the FORFEITURE EVENTS set forth in Section 6(B) is a condition to the OPTIONEE’s right to realize and retain value from the OPTION, and the consequence under the PLAN and this AGREEMENT if the OPTIONEE engages in an activity giving rise to any such FORFEITURE EVENTS are the forfeitures specified therein and herein. The COMPANY and OPTIONEE shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Sections 6(A) and
6(B).
          (D) The COMMITTEE may, in its discretion, waive in whole or in part the COMPANY’s right to forfeiture under this Section 6, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the COMPANY.
     7. Restrictions on Transfers of SHARES. Anything contained in this Agreement or elsewhere to the contrary notwithstanding, the COMPANY may postpone the issuance and delivery of SHARES upon any exercise of the OPTION until completion of any stock exchange listing or registration or other qualification of such SHARES under any state or federal law, rule or regulation as the COMPANY may consider appropriate; and may require the OPTIONEE when exercising the OPTION to make such representations and furnish such information as the COMPANY may consider appropriate in connection with the issuance of the SHARES in compliance with applicable laws, rules and regulations. SHARES issued and delivered upon exercise of the OPTION shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect, as the COMPANY, in its discretion, shall determine are necessary to satisfy applicable laws, rules and regulations.
     8. Rights of the OPTIONEE as a Stockholder. The OPTIONEE shall have no rights as a stockholder of the COMPANY with respect to any SHARES of the COMPANY covered by the OPTION until the date of issuance to the OPTIONEE of a certificate or other evidence of ownership representing such SHARES.
     9. PLAN as Controlling; OPTIONEE Acknowledgments. All terms and conditions of the PLAN applicable to the OPTION which are not set forth in this AGREEMENT shall be deemed incorporated herein by reference. In the event that any term or condition of this AGREEMENT is inconsistent with the terms and conditions of the PLAN, the PLAN shall be deemed controlling. The OPTIONEE acknowledges receipt of a copy of the PLAN and of the Prospectus related to the PLAN. The OPTIONEE also acknowledges that all decisions, determinations and interpretations of the COMMITTEE in respect of the PLAN, this AGREEMENT and the OPTION shall be final, conclusive and binding on the OPTIONEE, all other persons interested in the PLAN and stockholders.
     10. Governing Law. To the extent not preempted by federal law, this AGREEMENT shall be governed by and construed in accordance with the laws of the State of Delaware.
     11. Rights and Remedies Cumulative. All rights and remedies of the COMPANY and of the OPTIONEE enumerated in this AGREEMENT shall be cumulative and, except as expressly provided otherwise in this AGREEMENT, none shall exclude any other rights or remedies allowed by law or in equity, and each of said rights or remedies may be exercised and enforced concurrently.
     12. Captions. The captions contained in this AGREEMENT are included only for convenience of reference and do not define, limit, explain or modify this AGREEMENT or its interpretation, construction or meaning and are in no way to be construed as a part of this AGREEMENT.

     13. Severability. If any provision of this AGREEMENT or the application of any provision hereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this AGREEMENT or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this AGREEMENT that if any provision of this AGREEMENT is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.
     14. Number and Gender. When used in this AGREEMENT, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may required.
     15. Entire Agreement. This AGREEMENT, including the PLAN incorporated herein by reference, constitutes the entire agreement between the COMPANY and the OPTIONEE in respect of the subject matter of this AGREEMENT, and this AGREEMENT supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this AGREEMENT. No officer, employee or other servant or agent of the COMPANY, and no servant or agent of the OPTIONEE, is authorized to make any representation, warranty or other promise not contained in this AGREEMENT. Other than as set forth in Section 11(e) of the Plan, no change, termination or attempted waiver of any of the provisions of this AGREEMENT shall be binding upon either party hereto unless contained in a writing signed by the party to be charged.
     16. Successors of the COMPANY. The obligations of the COMPANY under this AGREEMENT shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the COMPANY, or upon any successor corporation or organization succeeding to substantially all of the assets and businesses of the COMPANY.

     IN WITNESS WHEREOF, the COMPANY has caused this AGREEMENT to be executed by its duly authorized officer, and the OPTIONEE has executed this AGREEMENT, in each case effective as of the GRANT DATE.

COMPANY:

ABERCROMBIE & FITCH CO.

By:

Its:

Title:

OPTIONEE:

Printed Name:

Address: